                                                                    EXHIBIT 99.1

                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust (N.A), as Trustee of Home Improvement & Home Equity Loan Trust 1996-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1996 to October 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of November, 1996.


                                           GREEN TREE FINANCIAL CORP.



                                           BY: /s/Phyllis A. Knight
                                               --------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement & Home Equity Loan Trust 1996-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.


IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of November, 1996.


                                      GREEN TREE FINANCIAL CORP.



                                      BY: /s/Phyllis A. Knight
                                          -----------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 October 1996

                                             Distribution Date: 11/15/96
                                             CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                               NL2 NM0
                                             Trust Account:  3334953-0

      CLASS HI: A CERTIFICATES
      --------------------------------------
1.    (a)   Sub-Pool HI Amount Available
            (including Monthly Servicing Fee)                      $3,963,564.60

      (b)   Class HI: M-1 Interest Deficiency Amount
            (if any), Class HI: M-2 Interest Deficiency
            Amount (if any) and Class HI: B-1 Interest
            Deficiency Amount (if any) withdrawn for prior
            Payment Date                                                     .00

      (c)   Sub-Pool HI Amount Available after giving effect to
            withdrawal of any Class HI: M-1 Interest Deficiency
            Amount, Class HI: M-2 Interest Deficiency Amount and
            Class HI: B-1 Interest Deficiency Amount for prior
            Payment Date                                            3,963,564.60

2.  Aggregate Interest

      (a)  Class HI: A-1 Pass-through Rate         6.45%

      (b)  Class HI: A-1 Interest                                     270,133.63

      (c)  Class HI: A-2 Pass-through Rate         6.90%

      (d)  Class HI: A-2 Interest                                     195,500.00

      (e)  Class HI: A-3 Pass-through Rate         7.35%

      (f)  Class HI: A-3 Interest                                     252,105.00

3.  Amount applied to Unpaid Class HI: A Interest Shortfall                  .00

4.  Remaining Unpaid Class HI: A Interest Shortfall                          .00


                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 October 1996
                                    Page 2

                                             Distribution Date: 11/15/96
                                             CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                            NL2 NM0
                                             Trust Account:  3334953-0

    PRINCIPAL

5.  Sub-Pool HI: Class A Formula Principal Distribution Amount:

     (a)  Scheduled Principal                           464,182.74
     (b)  Principal Prepayments                       1,989,512.51
     (c)  Liquidated Contracts                           92,594.97
     (d)  Repurchases                                          .00
     (e)  Previously undistributed Principal Amounts           .00

               Total Principal                                2,546,290.22

6.  Pool Scheduled Principal Balance of Sub-Pool HI         157,993,797.99

7.  Sub-Pool HI Senior Percentage for such Payment Date               100%

8.  Class HI: A Principal Distribution:

     (a)  Class HI: A-1                                       2,546,290.22
     (b)  Class HI: A-2                                                .00
     (c)  Class HI: A-3                                                .00

9.  Class HI: A Principal Balance:

     (a)  Class HI: A-1 Principal Balance                    47,711,129.99
     (b)  Class HI: A-2 Principal Balance                    34,000,000.00
     (c)  Class HI: A-3 Principal Balance                    41,160,000.00

    CLASS HI: M-1 CERTIFICATES
    --------------------------

10. Sub-Pool HI Amount Available less the Class HI:
    A Distribution Amount (including Monthly
    Servicing Fee)                                              699,535.75

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 October 1996
                                    Page 3

                                             Distribution Date: 11/15/96
                                             CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                             NL2 NM0
                                             Trust Account:  3334953-0


     INTEREST

11.  Current Interest
        (a) Class HI: M-1 Pass-through Rate                     7.75
        (b) Class HI: M-1 Interest                                   91,320.83

12.  Amount applied to Unpaid Class HI: M-1 Interest Shortfall             .00

13.  Amount applied to Class HI: M-1 Interest Deficiency Amount            .00

14.  Remaining unpaid Class HI: M-1 Interest Deficiency Amount             .00

15.  Remaining Unpaid Class HI: M-1 Interest Shortfall                     .00

     PRINCIPAL

16.  Sub-Pool HI: Class M-1 Formula Principal Distribution Amount:

           (a)  Scheduled Principal                       .00
           (b)  Principal Repayments                      .00
           (c)  Liquidated Contracts                      .00
           (d)  Repurchases                               .00
           (e)  Previously undistributed
                Principal Amounts                         .00

                     Total Principal                                       .00

17.  Class HI: M-1 Principal Distribution                                  .00

18.  Class HI: M-1 Principal Balance

                                                                 14,140,000.00

19.  Pool Scheduled Principal Balance of Sub-Pool HI            157,993,797.99

20.  Sub-Pool HI Senior Percentage for such Payment Date                  100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 October 1996
                                    Page 4

                                             Distribution Date: 11/15/96
                                             CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                            NL2 NM0
                                             Trust Account:  3334953-0


     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

21.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount                 .00

22.  Class HI: M-1 Liquidation Loss Principal Amount                         .00

23.  Interest at Class HI: M-1 Pass-Through Rate on:

          (a)  Class HI: M-1 Liquidation Loss Principal Amount               .00
          (b)  Unpaid Class HI: M-1 Liquidation Loss Interest
               Shortfall                                                     .00

24.  Amount applied to such interest                                         .00

25.  Liquidation Loss interest remaining unpaid                              .00


     CLASS HI: M-2 CERTIFICATES
     --------------------------

26.  Sub-Pool HI Amount Available less the Class HI:
     A Distribution Amount and Class HI: M-1 Distribution
     Amount (including Monthly Servicing Fee)                         608,214.92

     INTEREST

27.  Current Interest
          (a)  Class HI: M-2 Pass-Through Rate           8.05%
          (b)  Class HI: M-2 Interest                                  57,423.33

28.  Amount applied to Unpaid Class HI: M-2 Interest Shortfall               .00

29.  Amount applied to Class HI: M-2 Interest Deficiency Amount              .00

30.  Remaining unpaid Class HI: M-2 Interest Deficiency Amount               .00

31.  Remaining unpaid Class HI: M-2 Interest Shortfall                       .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                  October 1996
                                     Page 5

                                            Distribution Date: 11/15/96
                                            CUSIP#:   393505 NF5 NG3 NH1 NJ7 NK4
                                                             NL2 NM0
                                            Trust Account:  3334953-0

      PRINCIPAL

32.   Sub-Pool HI: Class M-2 Formula Principal Distribution Amount:
          (a)  Scheduled Principal                 .00
          (b)  Principal Prepayments               .00
          (c)  Liquidated Contracts                .00
          (d)  Repurchases                         .00
          (e)  Previously undistributed
               Principal Amounts                   .00

                     Total Principal                                         .00

33.   Class HI: M-2 Principal Distribution                                   .00

34.   Class HI: M-2 Principal Balance                               8,560,000.00

35.   Pool Schedule Principal of Sub-Pool HI                      157,993,797.99

36.   Sub-Pool HI Senior Percentage for such Payment Date                   100%

      INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37.   Sub-Pool HI Aggregate Liquidation Loss Principal Amount                .00

38.   Class HI: M-2 Liquidatin Loss Principal Amount                         .00

39.   Interest at Class HI: M-2 Pass-Through Rate on:

          (a) Class HI: M-2 Liquidation Loss Principal Amount                .00
          (b) Unpaid Class HI: M-2 Liquidation Loss
              Interest Shortfall                                             .00

40.   Amount applied to such interest                                        .00

41.   Liquidation Loss interest remaining unpaid                             .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 October 1996
                                    Page 6

                                             Distribution Date: 11/15/96
                                             CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                           NL2 NM0
                                             Trust Account:  3334953-0

     CLASS HI: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in July 1999)

42.  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

          (a) Sixty-Day Delinquency Ratio for current
              Payment Date                                           .22%

          (b) Average Sixty-Day Delinquency Ratio Test
              (arithmetic average of ratios for this month
              and two preceding months; may not execeed 2.5%)        .18%

43.  Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

          (a) Thirty-Day Delinqency Ratio for current
              Payment Date                                           .25%

          (b) Average Thirty-Day delinquency Ratio Test
              (arithmetic average of ratios for this month
              and two preceding months; may not exceed 5%)           .25%

44.  Sub-Pool HI Cumulative Realized Losses Test

          (a) Cumulative Realized Losses for current
              Payment Date (as a percentage of Cut-off Date
              Pool Principal Balance: may not exceed 9%)             .10%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 October 1996
                                    Page 7

                                             Distribution Date: 11/15/96
                                             CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                            NL2 NM0
                                             Trust Account:  3334953-0

45.  Sub-Pool HI Current Realized Losses Test

     (a)  Current Realized Losses for current
          Payment Date                                                105,038.92

     (b)  Current Realized Loss Ratio (total Realized Losses
          for most recent three months, multiplied By 4,
          divided by arithmetic average of Pool Scheduled Principal
          Balances for third preceding Remittance and for current
          Remittance Date; may not exceed 2.5%)                             .42%

46.  Class HI: B Principal Balance Test

     (a)  Class HI: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
          Balance for prior Payment Date (must equal or exceed 14.5%)     17.74%

     CLASS HI: B-1 CERTIFICATES
     --------------------------

47.  Sub-Pool HI Amount Available less the Class HI: A Distribution
     Amount and Class HI: M Distribution Amount (including Monthly
     Servicing Fee)                                                   550,791.59

     INTEREST

48.  Class HI: B-1 Pass-Through Rate                       7.75%

49.  Current Interest                                                  44,239.58

50.  Amount applied to Unpaid Class HI: B-1 Interest Shortfall               .00

51.  Amount applied to Class HI: B-1 Interest Deficiency Amount              .00

52.  Remaining unpaid Class HI: B-1 Interest Deficiency Amount               .00

53.  Remaining Unpaid Class HI: B-1 Interest Shortfall                       .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 October 1996
                                    Page 8

                                             Distribution Date: 11/15/96

                                             CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                          NL2 NMO
                                             Trust Account:  3334953-0
 PRINCIPAL
54.       Sub-Pool HI: Class B-1 Formula Principal Distribution Amount:
          (a)    Scheduled Principal                    .00
          (b)    Principal Prepayments                  .00
          (c)    Liquidated Contracts                   .00
          (d)    Repurchases                            .00
          (e)    Previously undistributed
                 Principal Amounts                      .00

                    Total Principal                                              .00

55.       Class HI: B Percentage for such Payment Date                            0%

56.       Class HI: B Percentage of Formula Principal
          Distribution Amount                                                    .00

57.       Class HI: B Principal Balance                                12,422,668.00

58.       Class HI: B-1 Principal Balance                               6,850,000.00

59.       Pool Scheduled Principal of Sub-Pool HI                     157,993,797.99

          INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60.       Sub-Pool HI Aggregate Liquidation Loss Principal Amount                .00

61.       Class HI: B-1 Liquidation Loss Principal Amount                        .00

62.       Interest at Class HI: B-1 Pass-Through Rate on:

              (a)   Class HI: B-1 Liquidation Loss Principal Amount              .00

              (b)   Unpaid Class HI: B-1 Liquidation Loss
                    Interest Shortfall                                           .00

63.       Amount applied to such interest                                        .00

64.       Liquidation Loss interest remaining unpaid                             .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 October 1996
                                    Page 9

                                            Distribution Date: 11/15/96
                                            CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                              NL2 NM0

                                            Trust Account:  3334953-0

        CLASS HI: B-2 CERTIFICATES
65.     Remaining Sub-Pool HI Amount Available                         506,552.01

        INTEREST

66.     Class HI: B-2 Pass-Through Rate                      8.15%

67.     Current Interest                                                37,847.70

68.     Amount applied to Unpaid Class HI: B-2 Interest Shortfall             .00

69.     Remaining Unpaid Class HI: B-2 Interest Shortfall                     .00

        PRINCIPAL

70.     Sub-Pool HI: Class B-2 Formula Principal Distribution Amount:

        (a)  Scheduled Principal                              .00
        (b)  Principal Prepayments                            .00
        (c)  Liquidated Contracts                             .00
        (d)  Repurchases                                      .00
        (e)  Previously undistributed
             Principal Amounts                                .00

                  Total Principal                                             .00

71.     Class HI: B Percentage for such Payment Date                           0%

72.     Class HI: B Percentage of Formula Principal Distribution
        Amount                                                                .00

73.     Current Principal (Class HI: B Percentage of Formula
        Principal Distribution Amount less Class HI: B-1
        Principal Balance)                                                    .00

74.     Class HI: B-2 Liquidation Loss Principal Amount                       .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 October 1996
                                    Page 10


                                                    Distribution Date:  11/15/96
                                                    CUSIP#:  393505 NF5 NG3 NH1
                                                                 NJ7 NK4 NL2 NM0
                                                    Trust Account:  3334953-0


75.  Class HI: B-2 Guaranty Payment                                         .00

76.  Class HI: B-2 Principal Balance                               5,572,668.00

77.  Pool Scheduled Principal Balance of Sub-Pool HI             157,993,797.99


     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount                .00

79.  Class HI: B-2 Liquidation Loss Principal Amount                        .00

80.  Interest at Class HI: B-2 Pass-Through Rate on:

          (a)  Class HI: B-2 Liquidation Loss Principal Amount              .00
          (b)  Unpaid Class HI: B-2 Liquidation Loss Interest
               Shortfall                                                    .00

81.  Amount applied to such interest                                        .00

82.  Liquidation Loss interest remaining unpaid                             .00


     CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
     ------------------------------------------------------

83.  Sub-Pool HI Pool Factors

          (a)  Class HI: A-1 Pool Factor                              .78214967
          (b)  Class HI: A-2 Pool Factor                             1.00000000
          (c)  Class HI: A-3 Pool Factor                             1.00000000
          (d)  Class HI: M-1 Pool Factor                             1.00000000
          (e)  Class HI: M-2 Pool Factor                             1.00000000
          (f)  Class HI: B-1 Pool Factor                             1.00000000
          (g)  Class HI: B-2 Pool Factor                             1.00000000

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                  October 1996
                                    Page 11


                                                    Distribution Date:  11/15/96
                                                    CUSIP#:  393505 NF5 NG3 NH1
                                                                 NJ7 NK4 NL2 NM0
                                                    Trust Account:  3334953-0

84.  Aggregate Scheduled Balances of Delinquent
     Contracts as of Determination Date

     (a)  31-59 days              395,892.96         26
     (b)  60-89 days              172,675.42         11
     (c)  90 or more days         170,493.25          9

85.  Principal Balance of Defaulted Contracts                       92,594.97

86.  Number of Liquidated Contracts and Net
     Liquidated Loss                                  4            105,038.92

87.  Number of Loans Remaining                                          9,694

88.  Number and Principal Balance of Contracts
     with FHA Claims finally rejected, or no
     FHA claim was submitted because FHA
     insurance was unavailable                        8            153,534.17

89.  FHA Insurance reserve amount                               95,321,191.18

90.  Amount received from FHA Insurance                                   .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C

                                MONTHLY REPORT
                                 October 1996

                                    Page 12


                                                    Distribution Date:  11/15/96
                                                    CUSIP#:  393505 NN8 NP3 NQ1
                                                             NR9 NS7 NT5 NU2 NV0
                                                    Trust Account:  3334953-0

     CLASS HE:  A CERTIFICATES
     -------------------------

1.   (a)  Sub-Pool HE Amount Available (including Monthly
          Servicing Fee)                                           2,897,646.62

     (b)  Class HE: M-1 Interest Deficiency Amount (if any),
          Class HE: M-2 Interest Deficiency Amount (if any)
          and Class HE: B-1 Interest Deficiency Amount (if
          any) withdrawn for Payment Date                                   .00

     (c)  Sub-Pool HE Amount Available after giving effect
          to withdrawal of any, Class HE: M-1 Interest
          Deficiency Amount, Class HE: M-2 Interest Deficiency
          Amount and Class HE: B-1 Interest Deficiency Amount
          for prior Payment Date                                   2,897,646.62


     INTEREST

2.   Aggregate Interest
          (a)  Class HE:  A-1 Pass-Through Rate        6.50%
          (b)  Class HE:  A-1 Interest                               187,892.47
          (c)  Class HE:  A-2 Pass-Through Rate        7.10%
          (d)  Class HE:  A-2 Interest                               207,083.33
          (e)  Class HE:  A-3 Pass-Through Rate        7.55%
          (f)  Class HE:  A-3 Interest                                75,500.00
          (g)  Class HE:  A-4 Pass-Through Rate        7.80%
          (h)  Class HE:  A-4 Interest                               114,985.00

3.   Amount applied to Unpaid Class HE:  A Interest Shortfall               .00

4.   Remaining Unpaid Class HE:  A Interest Shortfall                       .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 October 1996
                                    Page 12

                                             Distribution Date: 11/15/96
                                             CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                             NT5 NU2 NV0
                                             Trust Account:  3334953-0


          PRINCIPAL

5.        Sub-Pool HE: Class A Formula Principal Distribution Amount:
               (a)   Scheduled Principal                              127,473.34
               (b)   Principal Prepayments                          1,610,105.25
               (c)   Liquidated Contracts                                    .00
               (d)   Repurchases                                       35,933.88
               (e)   Previously undistributed
                     Principal Amounts                                       .00

                               Total Principal                      1,773,512.47

6.        Pool Scheduled Principal Balance of Sub-Pool HE         114,560,717.56

7.        Sub-Pool HE Senior Percentage of such Payment Date                100%

8.        Class HE: A Principal Distribution:

                (a)  Class HE: A-1                                  1,773,512.47
                (b)  Class HE: A-2                                           .00
                (c)  Class HE: A-3                                           .00
                (d)  Class HE: A-4                                           .00

9.        Class HE: A Principal Balance:

               (a)   Class HE: A-1                                 32,914,328.56
               (b)   Class HE: A-2                                 35,000,000.00
               (c)   Class HE: A-3                                 12,000,000.00
               (d)   Class HE: A-4                                 17,690,000.00

10.       Class HE:  M-1 Certificates
           Sub-Pool HE Amount Available less the Class HE:
           A Distribution Amount (including Monthly Servicing Fee)    538,673.35

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 October 1996
                                    Page 13

                                                Distribution Date: 11/15/96
                                                CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                                NT5 NU2 NV0
                                                Trust Account:  3334953-0
     INTEREST

11.  Current Interest
          (a)  Class HE: M-1 Pass-Through Rate                                 8.25%
          (b)  Class HE: M-1 Interest                                                     45,787.50

12.  Amount applied to Unpaid Class HE: M-1 Interest Shortfall                                  .00

13.  Amount applied to Class HE: M-1 Interest Deficiency Amount                                 .00

14.  Remaining unpaid Class HE: M-1 Interest Deficiency Amount                                  .00

15.  Remaining unpaid Class HE: M-1 Interest Shortfall                                          .00

     PRINCIPAL

16.  Sub-Pool HE: Class M-1 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                                               .00
          (b)  Principal Prepayments                                             .00
          (c)  Liquidated Contracts                                              .00
          (d)  Repurchases                                                       .00
          (e)  Previously undistributed
               Principal Amounts                                                 .00

                        Total Principal                                                         .00

17.  Class HE: M-1 Principal Distribution                                                       .00

18.  Class HE: M-1 Principal Balance                                                   6,660,000.00

19.  Pool Scheduled Principal Balance of Sub-Pool HE                                 114,560,717.56

20.  Sub-Pool HE Senior Percentage for such Payment Date                                       100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 October 1996
                                    Page 14

                                      Distribution Date: 11/15/96
                                      CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                      NT5 NU2 NV0
                                      Trust Account:  3334953-0


     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

21.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                 .00

22.  Class HE: M-1 Liquidation Loss Principal Amount                         .00

23.  Interest at Class HE: M-1 Pass-Through Rate on:

          (a)  Class HE: M-1 Liquidation Loss
               Principal Amount                                              .00

          (b)  Unpaid Class HE: M-1 Liquidation Loss
               Interest Shortfall                                            .00

24.  Amount applied to such interest                                         .00

25.  Liquidation Loss interest remaining unpaid                              .00

     CLASS HE: M-2 CERTIFICATES
     --------------------------

26.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount and Class HE: M-1 Distribution
     Amount (including Monthly Servicing Fee)                         492,885.85

     INTEREST

27.  Current Interest
          (a)  Class HE: M-2 Pass-Through Rate              8.45%
          (b)  Class HE: M-2 Interest                                  29,856.67

28.  Amount applied to Unpaid Class HE: M-2 Interest Shortfall               .00

29.  Amount applied to Class HE: M-2 Interest Deficiency Amount              .00

30.  Remaining unpaid Class HE: M-2 Interest Deficiency Amount               .00

31.  Remaining unpaid Class HE: M-2 Interest Shortfall                       .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 October 1996
                                    Page 15

                                      Distribution Date: 11/15/96
                                      CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                      NT5 NU2 NV0
                                      Trust Account:   3334953-0

     PRINCIPAL

32.  Sub-Pool HE: Class M-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                    .00
          (b)  Principal Prepayments                  .00
          (c)  Liquidated Contracts                   .00
          (d)  Repurchases                            .00
          (e)  Previously undistributed
               Principal Amounts                      .00

                         Total Principal                                        .00

33.  Class HE: M-2 Principal Distribution                                       .00

34.  Class HE: M-2 Principal Balance                                   4,240,000.00

35.  Pool Scheduled Principal of Sub-Pool HE                         114,560,717.56

36.  Sub-Pool HE Senior Percentage for such Payment Date                       100%

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                    .00

38.  Class HE: M-2 Liquidation Loss Principal Amount                            .00

39.  Interest at Class HE: M-2 Pass-Through Rate on:

          (a)  Class HE: M-2 Liquidation Loss Principal Amount                  .00
          (b)  Unpaid Class HE: M-2 Liquidation Loss Interest
               Shortfall                                                        .00

40.  Amount applied to such interest                                            .00

41.  Liquidation Loss interest remaining unpaid                                 .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 October 1996
                                    Page 16

                                      Distribution Date: 11/15/96
                                      CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                      NT5 NU2 NV0
                                      Trust Account:  3334953-0

          Class HE: B Principal Distribution Tests
          (tests must be satisfied on and after the Payment Date occurring in July 1999)

     42.  Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

          (a)  Sixty-Day Delinquency Ratio for current Payment Date             1.37%

          (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 2.5%)                                     1.14%

     43.  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

          (a)  Thirty-Day Delinquency Ratio for current Payment Date            2.28%

          (b)  Average Thirty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding
               months; may not exceed 5%)                                       2.96%

     44.  Sub-Pool HE Cumulative Realized Losses Test

          (a)  Cumulative Realized Losses for current Payment Date
               (as a percentage of Cut-Off Date Pool Principal
               Balance; may not exceed 9%)                                       .00%

     45.  Sub-Pool HE Current Realized Losses Test

          (a)  Current Realized Losses for current Payment Date                  .00

          (b)  Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by
               arithmetic average of Pool Scheduled Principal Balances
               for third preceding Remittance and for current Remittance
               Date; may not exceed 2%)                                          .00%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 October 1996
                                    Page 17

                                      Distribution Date: 11/15/96
                                      CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                      NT5 NU2 NV0
                                      Trust Account:  3334953-0

     46.  Class HE: B Principal Test

          (a)  Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
               Balance for prior Payment Date (must equal or exceed 10%)                                 5.21%

          CLASS HE:B-1 CERTIFICATES
          -------------------------

     47.  Sub-Pool HE Amount Available less the Class HE: A Distribution
          Amount and Class HE: M Distribution Amount
          (including Monthly
          Servicing Fee)                                                                            463,029.18

          INTEREST

     48.  Class HE: B-1 Pass-Through Rate                                                   8.15%

     49.  Current Interest                                                                           28,796.67

     50.  Amount applied to Unpaid Class HE: B-1 Interest Shortfall                                        .00

     51.  Amount applied to Class HE: B-1 Interest Deficiency Amount                                       .00

     52.  Remaining unpaid Class HE: B-1 Interest Deficiency Amount                                        .00

     53.  Remaining Unpaid Class HE: B-1 Interest Shortfall                                                .00

          PRINCIPAL

     54.  Sub-Pool HE: Class B-1 Formula Principal Distribution Amount:

               (a)  Scheduled Principal                                                .00
               (b)  Principal Prepayments                                              .00
               (c)  Liquidated Contracts                                               .00
               (d)  Repurchases                                                        .00
               (e)  Previously undistributed
                    Principal Amounts                                                  .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 October 1996
                                    Page 18

                                             Distribution Date: 11/15/96
                                             CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                                             NT5 NU2 NV0
                                             Trust Account:  3334953-0
         Total Principal                                                  .00

55.  Class HE: B Percentage for such Payment Date                          0%

56.  Class HE: B Percentage of Formula Principal Distribution Amount      .00

57.  Class HE: B Principal Balance                               6,056,389.00

58.  Class HE: B-1 Principal Balance                             4,240,000.00

59.  Pool Scheduled Principal of Sub-Pool HE                   114,560,717.56

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount              .00

61.  Class HE: B-1 Liquidation Loss Principal Amount                      .00

62.  Interest at Class HE: B-1 Pass-Through Rate on:

     (a)  Class HE: B-1 Liquidation Loss Principal Amount                 .00
     (b)  Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall        .00

63.  Amount applied to such interest                                      .00

64.  Liquidation Loss interest remaining unpaid                           .00

     CLASS HE: B-1 CERTIFICATES

65.  Remaining Sub-Pool HE Amount Available                        434,232.51


                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 October 1996
                                    Page 19

                                             Distribution Date: 11/15/96
                                             CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                                             NT5 NU2 NV0
                                             Trust Account:  3334953-0
       INTEREST
66.    Class HE: B-2 Pass-Through Rate          8.45%

67.    Current Interest                                              12,790.41

68.    Amount applied to Unpaid Class HE: B-2 Interest Shortfall           .00

69.    Remaining Unpaid Class HE: B-2 Interest Shortfall                   .00

       PRINCIPAL

70.    Sub-Pool HE: Class B-2 Formula Principal Distribution Amount:

       (a)  Scheduled Principal              .00
       (b)  Principal Prepayments            .00
       (c)  Liquidated Contracts             .00
       (d)  Repurchases                      .00
       (e)  Previously undistributed
            Principal Amounts                .00

               Total Principal                                             .00

71.    Class HE: B Percentage for such Payment Date                         0%

72.    Class HE: B Percentage of Formula Principal Distribution Amount     .00

73.    Current Principal (Class HE: B Percentage of Formula Principal
       Distribution Amount less Class HE: B-1 Principal Balance)           .00

74.    Class HE: B-2 Liquidation Loss Principal Amount                     .00

75.    Class HE: B-2 Guaranty Payment                                      .00

76.    Class HE: B-2 Principal Balance                            1,816,389.00

77.    Pool Scheduled Principal Balance of Sub-Pool HE          114,560,717.56

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                  October 1996
                                    Page 20

                                      Distribution Date: 11/15/96
                                      CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                      NT5 NU2 NV0
                                      Trust Account:  3334953-0

      INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

 78.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount              .00

 79.  Class HE: B-2 Liquidation Loss Principal Amount                      .00

 80.  Interest at Class HE: B-2 Pass-Through Rate on:

      (a)    Class HE: B-2 Liquidation Loss Principal Amount               .00
      (b)    Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall      .00

 81.  Amount applied to such interest                                      .00

 82.  Liquidation Loss interest remaining unpaid                           .00

      CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
      ------------------------------------------------------

 83.  Sub-Pool HE Pool Factors

      (a) Class HE: A-1 Pool Factor                                  .83327414
      (b) Class HE: A-2 Pool Factor                                 1.00000000
      (c) Class HE: A-3 Pool Factor                                 1.00000000
      (d) Class HE: A-4 Pool Factor                                 1.00000000
      (e) Class HE: M-1 Pool Factor                                 1.00000000
      (f) Class HE: M-2 Pool Factor                                 1.00000000
      (g) Class HE: B-1 Pool Factor                                 1.00000000
      (h) Class HE: B-2 Pool Factor                                 1.00000000

 84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

      (a) 31-59 days           2,606,817.69          47
      (b) 60-89 days             959,869.61          16
      (c) 90 or more days        607,714.01          10

 85.  Principal Balance of Defaulted Contracts                             .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                  October 1996
                                    Page 21

                                            Distribution Date: 11/15/96
                                            CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                            NT5 NU2 NV0
                                            Trust Account:  3334953-0

86. Number of Liquidated Contracts and
    Net Liquidated Loss                          0                      .00

87. Number of Loans Remaining                                         2,361

88. Number of Principal Balance of Contracts with FHA Claims finally rejected, or no FHA claim was submitted because
    FHA Insurance was unavailable                0                      .00

89. FHA Insurance reserve amount                              95,321,191.18

90. Amount received from FHA Insurance                                  .00

    CLASS HE: C CERTIFICATES
    ------------------------

91. Monthly Servicing Fee                                        173,046.45

92. Class HE: C Residual Payment                                 717,099.96


                                     GT-HI
                                     1996-C
                                  October 1996
                              Defaulted Contracts


                                                    Estimated
                                        Repurchase   Loss at
      Account#     Principal  Interest    Amount    Sale Date
      --------    ----------  --------  ----------  ----------

      15727303     41,583.54    258.16   41,841.70   43,489.24
      15728778     25,178.02    156.31   25,334.33   26,354.29
      15729020     21,945.30    136.24   22,081.54   22,779.72
      15738456      3,888.11     24.13    3,912.24    4,198.77

      TOTALS      $92,594.97   $574.84  $93,169.81  $96,822.02
                  ==========   =======  ==========  ==========
